                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 30, 1998
                                       ------------------


                            NEW ERA OF NETWORKS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                State of Delaware
                                -----------------
                 (State or other jurisdiction of incorporation)


                   000-22043                                      84-1234845
                   ---------                                      ----------
            (Commission File Number)                  I.R.S. Employer Identification No.

7400 East Orchard Rd., Suite 230, Englewood, CO                     80111
-----------------------------------------------                     -----
    (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (303) 694-3933

       (Former name or former address, if changed since last report): N/A


                               ------------------

ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

         Effective September 1, 1998, New Era of Networks, Inc., a Delaware corporation (the "Company"), acquired all the outstanding capital stock of Century Analysis Inc., a California corporation ("CAI") by means of a Share Acquisition Agreement (the "Agreement") by and among CAI, the shareholders of CAI, and the Company. The total purchase price was $23.0 million cash and 440,031 shares of the Company's common stock. An additional 195,569 shares of the Company's common stock are issuable contingent on meeting certain performance criteria. The description contained in this Item 2 of the transactions contemplated by the Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.

         Of the 440,031 shares of the Company's common stock used as consideration in the acquisition, 119,786 shares were placed into escrow, to be held as security for any losses incurred by the Company in the event of certain breaches of the representations and warranties covered in the Agreement. Pursuant to the Agreement, the Company also agreed to assume all options outstanding under CAI's option plan. The Company used existing cash and cash equivalent balances to fund the cash portion of the purchase price.

         The consideration paid by the Company for the outstanding capital stock of CAI was determined pursuant to arms' length negotiations and took into account various factors concerning the valuation of the business of CAI, including valuations of comparable companies and the business operating results of CAI.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  The Financial Statements of the business acquired.

                (4) The Financial Statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

         (b) Pro forma financial information.

                (2) The pro forma financial statements required by this item will be filed by amendment not later than 60 days after the date of this initial report on Form 8-K.

         (c) Exhibits.

              2.1          Share Acquisition Agreement dated September 30, 1998.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEW ERA OF NETWORKS, INC.



                                          /s/ STEPHEN E. WEBB
October 14, 1998                          ------------------------------------
                                          Stephen E. Webb, Senior Vice
                                          President and Chief Financial Officer

                                Index to Exhibits
                                -----------------

                                                                                           Sequentially
      Exhibit                                                                                Numbered
       Number                             Description of Documents                              Page
--------------------------------------------------------------------------------------------------------------
        2.1                 Share Acquisition Agreement dated September 30, 1998.